Exhibit 10.2

Execution Version

THIRTIETH AMENDMENT TO

FIRST LIEN ISDA 2002 MASTER AGREEMENT

This THIRTIETH AMENDMENT TO FIRST LIEN ISDA 2002 MASTER AGREEMENT (this “Amendment”) is entered into as of February 28, 2023, by and among U.S. OIL & REFINING CO., a Delaware corporation (“Party B”) and MERRILL LYNCH COMMODITIES, INC., a Delaware corporation (“Party A”) and is acknowledged and agreed to by the Guarantors signatory hereto. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the First Lien ISDA Master Agreement (as defined below).

RECITALS

WHEREAS, Party A has entered into certain intermediation arrangements with Party B pursuant to the terms of that certain First Lien ISDA 2002 Master Agreement, dated as of March 17, 2016, by and between Party A and Party B (including the schedule, exhibits, attachments and annexes thereto and the transactions thereunder, and as amended by that certain First Amendment to First Lien ISDA 2002 Master Agreement, dated as of July 18, 2016, that certain Second Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 29, 2016, that certain Third Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 1, 2017, that certain Fourth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 13, 2018, that certain Fifth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of June 5, 2018, that certain Sixth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 1, 2018, that certain Seventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 2, 2018, that certain Eighth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of January 11, 2019, that certain Ninth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of November 1, 2019, that certain Tenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 21, 2020, that certain Eleventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of July 28, 2020, that certain Twelfth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 1, 2021, that certain Thirteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 11, 2021, that certain Fourteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 27, 2021, that certain Fifteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 16, 2021, that certain Sixteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 24, 2021, that certain Seventeenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 22, 2021, that certain Eighteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of December 17, 2021, that certain Nineteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 24, 2022, that certain Twentieth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 9, 2022, that certain Twenty-First Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 25, 2022, that certain Twenty-Second Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 21, 2022, that certain Twenty-Third Amendment to the First Lien ISDA 2002 Master Agreement, dated as of May 9, 2022, that certain Twenty-Fourth Amendment to First Lien ISDA 2002 Master Agreement, dated as of May 17, 2022, that certain Twenty-Fifth Amendment to First Lien ISDA 2002 Master Agreement, dated as of June 27, 2022, that certain Twenty-Sixth Amendment to First Lien ISDA 2002 Master Agreement, dated as of August 11, 2022, that certain

Twenty-Seventh Amendment to First Lien ISDA 2002 Master Agreement, dated as of November 2, 2022, that certain Twenty-Eighth Amendment to First Lien ISDA 2002 Master Agreement, dated as of January 3, 2023, that certain Twenty-Ninth Amendment to First Lien ISDA 2002 Master Agreement, dated as of January 25, 2023 and as subsequently further amended, restated, supplemented, replaced or otherwise modified from time to time, the “First Lien ISDA Master Agreement”); and

WHEREAS, the parties desire to amend the defined term “Term Loan Agreement”, as specified in the First Lien ISDA Master Agreement; and

WHEREAS, Party A and Party B have identified and desire to make certain additional changes to the First Lien ISDA Master Agreement solely on the terms and conditions set forth herein, subject to the conditions and in reliance on the representations set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments. Effective on and after the Effective Date (as defined below) the First Lien ISDA Master Agreement is hereby amended as follows:

1.1	Effective on and after the Effective Date, subsection (xxi) of Part 16(a) is hereby deleted in its entirety and replaced with “[Reserved]”.

1.2	Effective on and after the Effective Date, subsection (iv) of Part 16(c) is hereby deleted in its entirety and amended and restated as follows:

(iv) Indebtedness that is Existing Debt and under any extension, refinancing, renewal, replacement, defeasance or refunding thereof; provided that (1) the collateral which secures such extended, refinanced, renewed, replaced, defeased, or refunded Indebtedness is substantially the same as, or less than, the collateral securing the applicable Existing Debt as on the 30th Amendment Effective Date, (2) the final maturity date is no earlier than the final maturity date as of 30th Amendment Effective Date of the applicable Existing Debt being extended, refinanced, renewed, replaced, defeased or refunded and (3) the aggregate principal amount of such Existing Debt (plus accrued interest on such Existing Debt and the amount of all expenses, premiums and make-whole payments incurred in connection therewith) is not increased, including at the time of any extension, refinancing, renewal, replacement, defeasance or refunding thereof; provided further than any extension, refinancing, renewal, replacement, defeasance or refunding of Existing Debt shall only be permitted if each party thereto has signed the Collateral Acknowledgement Agreement;

1.3	Effective on and after the Effective Date, the definition of Existing Indenture in Part 20 of the First Lien ISDA Master Agreement is deleted in its entirety.

1.4

Effective on and after the Effective Date, each of subsections (i) and (ii) of definition of Specified Par LLC Indebtedness in Part 20 of the First Lien ISDA Master Agreement is deleted in its entirety and amended and restated as follows:

(i) Indebtedness when, upon incurrence of such Indebtedness, the “Fixed Charge Coverage Ratio” (as defined in the ABL Credit Agreement) would have been at least 2.00 to 1.00 as determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) in accordance with Section (c) of the definition of “Permitted Indebtedness” (as defined in the ABL Credit Agreement);

(ii) Indebtedness, provided that after giving effect to the incurrence of any such Indebtedness, the aggregate principal amount of all Indebtedness of Par LLC incurred under and in reliance on this clause (ii), including any extension, refinance, renewal or replacement of any such Indebtedness, does not exceed, at any one time outstanding, the greater of $100 million and 2.5% of Par LLC’s Total Assets (as defined in the Term Loan) determined as of the date of such incurrence in accordance with the ABL Credit Agreement;

1.5

Effective on and after the Effective Date, subsection (iii) of the definition of Specified Par LLC Indebtedness in Part 20 of the First Lien ISDA Master Agreement is amended by deleting the words “the Borrowing Base (as defined in the Existing Indenture)” and replacing them with the words “the Borrowing Base (as defined in the ABL Credit Agreement)”.

1.6

Effective on and after the Effective Date, each of the following defined terms found in Part 20 of the First Lien ISDA Master Agreement is hereby deleted in its entirety, and amended and restated as follows:

““ABL Credit Agreement” means certain amended and restated loan and security agreement dated as of February 2, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified on or prior to as of the 30th Amendment Effective Date), among Par Petroleum, LLC, the other borrowers party thereto, the guarantors party thereto, Bank of America, N.A., as administrative agent and collateral agent, the banks and other financial institutions party thereto.”

““Existing Debt” means the debt and other obligations incurred under the Term Loan Agreement and Secured Hedge Agreements (as defined in the Term Loan Agreement).”

““Term Loan Agreement” means (i) prior to the Thirtieth Amendment Effective Date, that certain Term Loan and Guaranty Agreement dated January 11, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified on or prior to the 29th Amendment Effective Date), among Par LLC and Par Petroleum Finance Corp., as borrowers, Par Pacific, the subsidiaries of Par LLC party thereto as guarantors, Goldman Sachs Bank USA, as administrative agent, and the lenders and other financial institutions party thereto and (ii) on and after the Thirtieth Amendment Effective Date, that certain term loan credit agreement, dated as of the Thirtieth Amendment Effective Date, among Par LLC and Par Petroleum Finance Corp., as borrowers, Par Pacific, the subsidiaries of Par LLC party thereto as guarantors, Wells Fargo Bank, National Associate, as administrative agent, and the lenders and other financial institutions party thereto.”

1.6 Effective on and after the Effective Date, Part 20 of the First Lien ISDA Master Agreement is hereby amended by inserting the following defined term thereto in the appropriate alphabetical order:

““30th Amendment Effective Date” means February 28, 2023.”

SECTION 2. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) upon which each of the conditions set forth in this Section 2 have been satisfied or waived by Party A (as determined by Party A in its sole discretion):

2.1 Effective Date Documentation. Each of the parties hereto shall have executed and delivered this Amendment.

2.2 Representations and Warranties. On and as of the Effective Date, after giving effect to this Amendment, each of the representations and warranties of Party B in Section 3 hereof shall be true and correct in all material respects.

SECTION 3. Representations and Warranties of Party B. To induce Party A to enter into this Amendment, Party B hereby represents and warrants as follows:

3.1 Authority; No Conflicts. The execution, delivery and performance by Party B of this Amendment and any other documentation relating to this Amendment to which it is a party is within Party B’s organizational powers, has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of Party B, other than those already obtained; (b) violate, contravene or conflict with or result in a breach of any provision of any of the Organizational Documents (as defined in the Collateral Agreement) of Party B, the First Lien ISDA Master Agreement, any other Transaction Document, the ABL Credit Agreement, the Term Loan Agreement, the J. Aron Facility, the Collateral Acknowledgment Agreement or any transactions under any of the foregoing, in each case as amended, restated, supplemented or otherwise modified as of the date hereof; (c) violate any Applicable Laws; or (d) result in or require the imposition of any Lien on any property of Party B other than Permitted Liens.

3.2 Enforceability. Party B has duly executed and delivered this Amendment. This Amendment constitutes the legal, valid and binding obligation of Party B enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Default. As of the date hereof, immediately prior to and after giving effect to this Amendment, no Event of Default, Potential Event of Default or Termination Event has occurred and is continuing under the First Lien ISDA Master Agreement or any other Transaction Document.

3.4 Pay off. As of the 30th Amendment Effective Date, all obligations under the Term Loan Agreement and the Existing Indenture (including any notes issues pursuant thereto) (each term, as defined in the First Lien ISDA Master Agreement immediately prior to giving effect to this Amendment) have been paid off in full, repurchased and canceled or satisfied and discharged, in each case to the extent necessary to release the liens granted to secure such obligations.

3.5 Other Representations and Warranties. All representations and warranties of the Transaction Parties (and, as applicable, Par LLC) set forth in Section 3 of the First Lien ISDA Master Agreement (including the Additional Representations in Part 14), the Collateral Agreement and the Guarantees are true and correct in all material respects to the same extent as though made, as applicable, on the date hereof and on the Effective Date, except (a) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and (b) to the extent that such representations and warranties are qualified as to “materiality” or “material adverse effect” (or words of like import) shall be satisfied in all respects as so qualified).

SECTION 4. Miscellaneous.

4.1 Reaffirmation. Except as modified hereby, all of the terms and provisions of the First Lien ISDA Master Agreement and the other Transaction Documents remain in full force and effect. For the avoidance of doubt, the Fee Letter (including any amendments or supplements) thereto shall remain in full force and effect on and after the Effective Date and the Parties agree, for the avoidance of doubt, that this extension shall not be a “refinancing” and the Monthly Base Fee shall continue to apply. Party B hereby agrees that the amendments and modifications herein contained shall in no manner affect (other than expressly provided herein) or impair the Obligations or the Liens securing the payment and performance thereof. On and after the date hereof, each reference in the First Lien ISDA Master Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the First Lien ISDA Master Agreement, and each reference in each of the other Transaction Documents to “the Intermediation Agreement”, “the First Lien ISDA Master Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien ISDA Master Agreement, shall mean and be a reference to the First Lien ISDA Master Agreement, as amended by this Amendment. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of Party A under the First Lien ISDA Master Agreement or the other Transaction Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the First Lien ISDA Master Agreement or the other

Transaction Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. For all purposes of this Amendment, the First Lien ISDA Master Agreement, the other Transaction Documents, and this Amendment shall each constitute a “Transaction Document”. Each of Party B, Par LLC and McChord Pipeline Co. hereby ratifies and confirms all of its obligations and liabilities under the Transaction Documents to which it is a party, as expressly modified herein.

4.2 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Party B and Party A have executed and delivered a counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4 GOVERNING LAW. THIS AMENDMENT AND ANY AND ALL CONTROVERSIES ARISING OUT OF OR IN RELATION TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

4.5 Complete Agreement. This Amendment, the First Lien ISDA Master Agreement and the other Transaction Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or oral agreements of the parties.

4.6 Headings. Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

U.S. OIL & REFINING CO.

By:	/s/ Shawn D. Flores
Name: Shawn D. Flores
Title: Chief Financial Officer

[Signature Page to Thirtieth Amendment to First Lien ISDA 2002 Master Agreement]

MERRILL LYNCH COMMODITIES, INC.

By:	/s/ Kent L. Chenevert
Name: Kent L. Chenevert
Title: Managing Director

[Signature Page to Thirtieth Amendment to First Lien ISDA 2002 Master Agreement]

Acknowledged and Agreed:

PAR PETROLEUM, LLC

By:	/s/ Shawn D. Flores
Name: Shawn D. Flores
Title: Chief Financial Officer

MCCHORD PIPELINE CO.

By:	/s/ Shawn D. Flores
Name: Shawn D. Flores
Title: Chief Financial Officer

[Signature Page to Thirtieth Amendment to First Lien ISDA 2002 Master Agreement]